Property and Equipment, Net	9 Months Ended
Sep. 30, 2013
Property Plant And Equipment [Abstract]
Property and Equipment, Net

5. Property and Equipment, Net

Property and equipment consists of the following (in thousands):

	Estimated Useful Life (Years)	December 31,
		2011	2012
Computer hardware	3	$508	$1,158
Purchased software	3	150	954
Office equipment	3	133	233
Office furniture and fixtures	5	773	1,578
Leasehold improvements	5	1,149	2,415

		2,713	6,338
Less: Accumulated amortization and depreciation		(317)	(1,417)

Net property and equipment		$2,396	$4,921

Depreciation and amortization expense related to property and equipment was $0.1 million, $0.3 million and $1.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. We recorded no impairment of property and equipment and recorded no significant gains or losses on the disposal of property and equipment during the years ended December 31, 2010, 2011 and 2012, respectively.